SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act 1934


Filed by the Registrant       [X]

Filed by a Party other than the Registrant        [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting  Material Pursuant to Section 240.14a-11(c)  or
     Section 240.14a-12

                         SHOWBOAT, INC.
        (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement if other than the
                           Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ]  $500  per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

[ ]  Fee  computed  on table below per Exchange  Act  Rules  14a-
     6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:_________________________________________________________

     (2) Aggregate number of securities to which transaction applies:_________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________________________________________________

     (4)  Proposed maximum aggregate value of transaction:_______

     (5)  Total fee paid:________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:________________________________

     (2)  Form, Schedule or Registration Statement No.:__________

     (3)  Filing Party:__________________________________________

     (4)  Date Filed:____________________________________________

                         SHOWBOAT, INC.

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          MAY 30, 1996


To the Shareholders of Showboat, Inc.:

     The Annual Meeting of the Shareholders of Showboat, Inc. ("Company") will be held at the Mississippi Pavilion, Showboat Casino Hotel, 801 Boardwalk, Atlantic City, New Jersey 08401, on Thursday, May 30, 1996, at 10:00 a.m., local time, for the following purposes:

     (1)  To elect two directors each to serve a three year term;

     (2) To approve amendments to the Company's 1989 Directors' Stock Option Plan ("Option Plan") to extend benefits to all non-employee directors through the scheduled termination of the Option Plan in 1999 and to amend the commencement of participation in the Option Plan for former employee directors;

     (3) To ratify the Board's selection of KPMG Peat Marwick as independent public accountants to examine and report on the Company's financial statements for the fiscal year ending December 31, 1996; and

     (4) To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 1, 1996 are entitled to notice of and to vote at the Annual
Meeting.  The stock transfer books will not be closed.

     Shareholders are cordially invited to attend the meeting in person. SHAREHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE MEETING WITH THE INSPECTOR OF ELECTIONS PRIOR TO THE FIRST VOTE BEING TAKEN AT THE MEETING. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED FORM OF PROXY AND TO RETURN IT WITHOUT
DELAY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REGULARLY VOTED AT THE MEETING.

     A copy of the 1995 Annual Report to Shareholders is enclosed.

                              By order of the Board of Directors,

                              /s/ H. Gregory Nasky

                              H. GREGORY NASKY,
                              Secretary

DATED:  April 19, 1996

                          SHOWBOAT, INC.

                       2800 Fremont Street
                        Las Vegas, Nevada
                              89104

                         PROXY STATEMENT

     This Proxy Statement is furnished to the shareholders of Showboat, Inc. ("Company") in connection with the annual meeting of the Company to be held on May 30, 1996, and at any adjournment thereof, for the purposes indicated and at the place and time specified in the accompanying Notice of Annual Meeting of Shareholders.

     At this annual meeting, the shareholders will have the opportunity to elect two directors each to serve a three year term; to approve amendments to the Company's 1989 Directors' Stock Option Plan; to ratify the Board of Directors' selection of KPMG Peat Marwick as the Company's independent public accountants for the year ending December 31, 1996; and to transact such other business as may properly come before the meeting.

     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 19, 1996. Any shareholder giving a proxy has the power to revoke it prospectively by giving written notice to the Company, addressed to H. Gregory Nasky, Secretary, at the Company's principal address before the meeting, by delivering to the Company a duly executed proxy bearing a later date, or by notifying the Company at the annual meeting before any vote is taken.

     We hope all the Company's shareholders will attend the annual meeting. Regardless of whether you plan to attend, the Company does request that you sign and date the enclosed proxy and return it promptly to the Company in the enclosed postage prepaid envelope. The shares represented by the enclosed proxy will be voted if the proxy is properly executed and received by the Company prior to the date of the meeting, or any adjournment thereof.

                        VOTING SECURITIES

     The close of business on April 1, 1996 was fixed by the Board of Directors as the record date for determination of the shareholders entitled to vote at the meeting. The securities entitled to vote at the annual meeting consist of shares of $1.00 par value common stock ("Common Stock") of the Company, with each share entitling its owner to one vote. Common Stock is presently the only class of voting securities which is outstanding. At the close of business on April 1, 1996, there were outstanding 15,826,436 shares of Common Stock.

              SECURITY OWNERSHIP OF MANAGEMENT AND
                 CERTAIN OTHER BENEFICIAL OWNERS

     The following table sets forth the number of shares of Common Stock subject to options held by the Company's directors and those executive officers named in the Summary Compensation Table (see page 11), by all directors and executive officers as a group, and by persons beneficially owning more than 5% of the outstanding Common Stock at the close of business on March 31, 1996. The address for all directors and executive officers of the Company is: Showboat, Inc., 2800 Fremont Street, Las Vegas, Nevada 89104. Security ownership was verified with filings with the Securities and Exchange Commission received by the Company, and according to individual verification as of March 31, 1996, which the Company solicited and received from certain beneficial owners listed in the following table:


Name                             Amount and Nature of Beneficial Ownership
_____________________________________________________________________________________________________________________________
                                Number of Shares Beneficially    Number of Shares Subject
                                    Owned Excluding Shares       to Options Beneficially    Total Number of Shares
                                    Subject to Options<F1>               Owned<F2>            Beneficially Owned     Percent
                                _____________________________________________________________________________________________
J.K. Houssels<F3>                       1,144,157<F4>                    36,000                    1,180,157            7.4
William C. Richardson                       5,000                        10,000                       15,000             *
John D. Gaughan                           174,824<F5>                    10,000                      184,824            1.2
Jeanne S. Stewart                         383,686                        10,000                      393,686            2.5
Frank A. Modica                            71,169<F6>                         0                       71,169             *
H. Gregory Nasky                           15,760<F7>                    21,000                       36,760             *
J. Kell Houssels, III                     129,717<F8>                    48,000                      177,717            1.1
George A. Zettler                           1,955                        10,000                       11,955             *
Carolyn M. Sparks                         298,058<F9>                     4,000                      302,058            1.9
R. Craig Bird                              16,350<F10>                   22,000                       38,350             *
Mark J. Miller<F11>                        12,700                        22,000                       34,700             *
Herbert R. Wolfe<F12>                      37,500                        12,000                       49,500             *
All Directors and Executive
 Offiers as a Group (17 persons)        2,322,376                       302,200                    2,624,576           16.3
FMR Corp                                2,133,950<F13>                        0                    2,133,950           13.5
Neuberger & Berman L.P.                 1,137,900<F14>                        0                    1,137,900            7.2
The Capital Group
 Companies, Inc.                          785,000<F15>                        0                      785,000            5.0
Massachusetts Financial
 Services Company                       1,424,400<F16>                        0                    1,424,400            9.0

_______________

  *Beneficial  ownership does not exceed 1%  of  the  outstanding
Common Stock.
<F1> Unless otherwise specifically stated herein, each person has sole voting power and sole investment power as to the identified Common Stock ownership.
<F2> Shares subject to currently exercisable options or otherwise subject to issuance within 60 days of March 31, 1996, pursuant to either the 1989 Directors' Stock Option Plan, the 1989 Executive Long Term Incentive Plan, or the 1994 Executive Long Term Incentive Plan.
<F3> Mr.  Houssels  may  be  deemed  to  be  a  control   person.
Mr. Houssels is the Chairman of the Board of the Company.
<F4> Mr.  Houssels' shareholdings  include 11,450  shares held in his individual retirement account and 1,123,707 shares as a trustee of the J.K. and Nancy Houssels 1992 Trust No. 1. He disclaims beneficial ownership of 7,000 shares owned by his wife and such shares are excluded from this table.
<F5> Mr. Gaughan's shareholdings include 86,000  shares  held  by
Exber, Inc., a Nevada corporation controlled by Mr. Gaughan, and 69,674 shares over which he shares voting power and investment power with his wife.
<F6> Mr. Modica's shareholdings include 71,169 shares held by him as trustee of the Frank A. Modica Revocable Family Trust.
<F7> Mr. Nasky is the Executive Vice  President and  Secretary of
the Company. Mr. Nasky's shareholdings include 1,250 shares owned by Mr. Nasky's wife over which he does not have voting power or investment power.
<F8> Mr.  Houssels, III  is  the  President  and  Chief Executive
Officer of the Company. Mr. Houssels, III's shareholdings include 35,700 shares as a trustee of the J.K. Houssels, Jr. 1976 Trust Agreement.
<F9> Mrs.   Sparks'   shareholdings   include    175,000   shares
beneficially owned by her as a co-trustee of the Fred L. Morledge Family Trust and 123,058 shares beneficially owned by her as a co-trustee of the Sparks Family Trust.
<F10> Mr. Bird is the Chief Financial Officer and Executive  Vice
President-Finance and Administration of the Company. Mr. Bird's shareholdings include 350 shares owned by his sons.
<F11> Mr. Miller is the  Executive  Vice  President-Operations of
the Company.
<F12> Mr. Wolfe is the President and Chief Executive  Officer  of
Atlantic City Showboat, Inc.
<F13> FMR Corp. ("FMR"), the parent holding company  of  Fidelity
Management and Research Company, reported on a Schedule 13D dated March 1, 1996, that it has sole investment discretion with respect to all of such shares and sole voting discretion with respect to 45,900 of such shares. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109.
<F14> Neuberger  &  Berman  L.P.  ("Neuberger")  reported  on   a
Schedule 13G dated February 12, 1996, that it has sole voting power as to 35,000 of the 1,137,900 shares beneficially owned by it and Neuberger disclaims beneficial ownership as to 16,500 shares owned by partners of Neuberger and such shares are excluded from this table. Neuberger's address is 605 Third Avenue, New York, New York 10158-3698.
<F15> The Capital  Group  Companies,  Inc. ("CGC"),  the   parent
holding company of Capital Research and Management Company, reported on a Schedule 13G dated February 9, 1996, that it disclaims beneficial ownership to all such shares. CGC further set forth that it had no power to vote the shares and that although it shared investment discretion with respect to all such shares, the shares were owned by various institutional investors. CGC's address is 333 South Hope Street, Los Angeles, California 90071.
<F16> Massachusetts Financial Services  Company ("MFSC") reported on a Schedule 13G dated February 12, 1996, that it has sole voting and investment discretion as to all such shares. MFSC's address is 500 Boylston Street, Boston, Massachusetts 02116.

                      ELECTION OF DIRECTORS

     The Bylaws of the Company provide for a Board of Directors consisting of nine persons who are elected for staggered terms of three years each. Two directors' terms expire at this meeting; four in 1997; and three in 1998. Directors are to serve until their successors are elected and have been qualified.

     Each Company director may be required to be found suitable or qualified to serve as a director by the gaming regulatory authorities in jurisdictions in which the Company does business. All present directors of the Company who were required to be found suitable or qualified have been found suitable or qualified by the applicable gaming regulatory authority. Should any director no longer be found suitable or qualified by any gaming regulatory authority having jurisdiction over the Company, that director shall become ineligible to continue to serve on the Board of Directors and a majority of the remaining directors may appoint a qualified replacement to serve as a director until the next annual meeting of shareholders.

     If the enclosed proxy is duly executed and received in time for the meeting, and if no contrary specification is made as provided therein, the proxy will be voted in favor of electing the nominees, George A. Zettler and Carolyn M. Sparks, each for a three-year term of office. All of the nominees have consented to serve if elected and the Board of Directors presently has no knowledge or reason to believe that any of the nominees will be unable to serve. If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. Any vacancies on the Board of Directors which occur during the year will be filled, if at all, by the Board of Directors through an appointment of an individual to serve only until the next annual meeting of shareholders. There will not be cumulative voting for the election of directors.

     THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS A VOTE IN
FAVOR OF THE ELECTION OF MR. ZETTLER AND MRS. SPARKS.

   INFORMATION CONCERNING BOARD OF DIRECTORS, NOMINEES THERETO
                     AND EXECUTIVE OFFICERS

     The following information is furnished with respect to each member of the Board of Directors, or nominee thereto, each of whom, unless otherwise indicated, has served as a director continuously since the year shown opposite his or her name. Similar information is presented for the executive officers who are not directors. There are no family relationships between or among any of the Company's directors, nominees to the Board of Directors or executive officers, except J.K. Houssels and Jeanne
S.  Stewart formerly were married and are the parents of J.  Kell
Houssels, III.

IDENTIFICATION OF DIRECTORS AND NOMINEES


NAME AND POSITION WITH               DIRECTOR
THE COMPANY<F1>               AGE     SINCE      BACKGROUND INFORMATION<F1>
J.K. HOUSSELS                 73     1960        Until May 1994, President
(Term expires in 1998)                           and    Chief    Executive
 Chairman of the Board of                        Officer  of the  Company;
 the  Company,   Showboat                        Vice   Chairman  of   the
 Operating  Company   and                        Board  of  Directors   of
 Ocean  Showboat,   Inc.;                        Union  Plaza  Hotel   and
 Director of  the Company                        Casino, Inc., Las  Vegas,
 and all subsidiaries.                           Nevada; until July  1991,
                                                 Director of First Western
                                                 Financial     Corporation
                                                 (savings     and     loan
                                                 association), Las  Vegas,
                                                 Nevada.

WILLIAM C. RICHARDSON         69     1972        Independent     financial
(Term expires in 1998)                           consultant, Los  Angeles,
 Director of the  Company                        California; since January
 and Ocean Showboat, Inc.                        1986,   arbitrator    and
                                                 mediator for the American
                                                 Arbitration   Association
                                                 and    self    regulatory
                                                 organizations;      until
                                                 March   1991,  President,
                                                 Chief  Executive  Officer
                                                 and   Vice  Chairman   of
                                                 Western Capital Financial
                                                 Group,    Los    Angeles,
                                                 California.

JOHN D. GAUGHAN               75     1978        Chairman of the Board and
(Term expires in 1997)                           President of Exber, Inc.,
 Director of the  Company                        doing business as the  El
 and all subsidiaries.                           Cortez   Hotel  and   the
                                                 Western Hotel and Casino,
                                                 Las     Vegas,    Nevada;
                                                 Chairman of the Board  of
                                                 Union  Plaza  Hotel   and
                                                 Casino, Inc., Las  Vegas,
                                                 Nevada.<F2>

JEANNE S. STEWART             73     1979        Retired   attorney,   Las
(Term expires in 1998)                           Vegas, Nevada.
 Director of the  Company
 and Ocean Showboat, Inc.

FRANK A. MODICA               68     1980        Until  May 1995, Chairman
(Term expires in 1997)                           of  the Board of Atlantic
 Director of the  Company                        City    Showboat,   Inc.;
 and all subsidiaries.                           until    February   1995,
                                                 Executive  Vice President
                                                 and    Chief    Operating
                                                 Officer  of  the  Company
                                                 and  President and  Chief
                                                 Executive   Officer    of
                                                 Showboat        Operating
                                                 Company;   Director    of
                                                 First    Security    Bank
                                                 (formerly     Continental
                                                 National    Bank),    Las
                                                 Vegas, Nevada.

H. GREGORY NASKY              53     1983        From   March   1994    to
(Term expires in 1997)                           February   1995,    Chief
 Executive Vice President                        Executive   Officer   and
 of  the  Company; President                     Managing   Director    of
 and     Chief     Executive                     Showboat  Australia   Pty
 Officer     of     Showboat                     Limited    and     Sydney
 Development        Company;                     Harbour   Casino;   since
 Secretary  and Director  of                     March 1994, of counsel to
 the    Company   and    all                     the   law   firm   Kummer
 subsidiaries.                                   Kaempfer     Bonner     &
                                                 Renshaw,    Las    Vegas,
                                                 Nevada,   outside   legal
                                                 counsel  to the  Company;
                                                 until    February   1994,
                                                 member of the law firm of
                                                 Vargas  &  Bartlett,  Las
                                                 Vegas  and Reno,  Nevada,
                                                 previous general  counsel
                                                 to the Company.

                                5

J. KELL HOUSSELS, III         46     1983        From  May  1993  to   May
(Term expires in 1997)                           1995, President and Chief
 President   and    Chief                        Executive   Officer    of
 Executive Officer of the                        Showboat      Development
 Company    and     Ocean                        Company; from May 1993 to
 Showboat, Inc.; Director                        June 1994, President  and
 of  Showboat,  Inc.  and                        Chief  Executive  Officer
 all subsidiaries; Chair-                        of      Atlantic     City
 man  of  the  Board   of                        Showboat,   Inc.;    from
 Atlantic  City Showboat,                        January 1990 to May 1994,
 Inc.     and    Showboat                        Vice  President  of   the
 Development Company.                            Company;   from  November
                                                 1990    to   May    1995,
                                                 Executive  Vice President
                                                 of  Ocean Showboat, Inc.;
                                                 from January 1990 to  May
                                                 1993, President and Chief
                                                 Operating   Officer    of
                                                 Atlantic  City  Showboat,
                                                 Inc.

GEORGE A. ZETTLER             68     1986        Since    February   1994,
(Nominee  for  term                              President    of    Zimex,
expiring in 1999)                                Redondo            Beach,
 Director of the  Company                        California; until January
 and Ocean Showboat, Inc.                        1994,   President   World
                                                 Trade   Services   Group,
                                                 Long  Beach,  California;
                                                 until    January    1991,
                                                 President, United  Export
                                                 Trading   Company,    Los
                                                 Angeles, California.

CAROLYN M. SPARKS             54     1991        Co-owner of International
(Nominee  for term                               Insurance  Services,  Las
expiring in 1999)                                Vegas,   Nevada;    until
 Director of the  Company                        January    1991,     Vice
 and Ocean Showboat, Inc.                        President, Secretary  and
                                                 Treasurer              of
                                                 International   Insurance
                                                 Services, Ltd.;  Director
                                                 of      Southwest     Gas
                                                 Corporation; Director  of
                                                 PriMerit  Bank -  Federal
                                                 Savings Bank, Las  Vegas,
                                                 Nevada;           Regent,
                                                 University and  Community
                                                 College System of Nevada.
 _______________

<F1> Positions held with  the  Company  and  any  other  business experience since 1991 and other directorships in companies with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act and companies registered under the Investment Company Act of 1940.
<F2> Mr. Gaughan also owns the Nevada Hotel and Casino, the  Gold
Spike Inn and Casino, and a controlling interest in the Las Vegas Club Hotel & Casino, each of which is located in Las Vegas, Nevada.

NON-DIRECTOR EXECUTIVE OFFICERS

     R. Craig Bird, 49, has been the Chief Financial Officer of the Company since January 1996; the Executive Vice President-Finance and Administration of the Company since June 1994; and the Executive Vice President-Finance of Showboat Development Company since October 1993. Mr. Bird was Vice President-Financial Administration of Atlantic City Showboat, Inc. from March 1990 to October 1993. He serves at the pleasure of the respective boards of directors.

     Mark J. Miller, 39, has been Executive Vice President-Operations of the Company since June 1995; Vice President-Finance of Ocean Showboat, Inc. since April 1988; and Vice President-Finance and Chief Financial Officer of Ocean Showboat, Inc. since April 1991. From July 1994 to June 1995, Mr. Miller served as President and Chief Executive Officer of Atlantic City Showboat, Inc. From October 1993 to July 1994, Mr. Miller served as Executive Vice President and Chief Operating Officer of Atlantic City Showboat, Inc. and he was Vice President-Finance and Chief Financial Officer of Atlantic City Showboat, Inc. from December 1988 to October 1993. He serves at the pleasure of the respective boards of directors.

     Donald L. Tatzin, 43, has been an Executive Vice President of the Company since March 1995; Executive Vice President of Showboat Development Company since April 1993; Acting Managing Director of Showboat Australia Pty Limited since March 1996;
Chairman of Sydney Casino Management Company Pty Limited since May 1995; and Alternate Director of Sydney Harbour Casino Holdings Limited since July 1994. Mr. Tatzin has been a consultant with Arthur D. Little, Inc., San Francisco, California since June 1976. He serves at the pleasure of the respective boards of directors.

     Paul S. Harris, 59, has been Executive Vice President-Human Resources of the Company since May 1995; and Senior Vice President-Human Resources of the Company from June 1994 to May 1995. Mr. Harris served as Vice President-Organization and Development of Atlantic City Showboat, Inc. from July 1988 to June 1994. He serves at the pleasure of the respective boards of directors.

     Herbert R. Wolfe, 55, has been President and Chief Executive Officer of Atlantic City Showboat, Inc. since June 1995; Executive Vice President and Chief Operating Officer of Atlantic City Showboat, Inc. from July 1994 to May 1995; Senior Vice President of Marketing of Atlantic City Showboat, Inc. from April 1991 to July 1994; Vice President of Marketing of Atlantic City Showboat, Inc. from January 1989 to April 1991; and Director of Marketing of Atlantic City Showboat, Inc. from March 1988 to January 1989. He serves at the pleasure of the respective boards of directors.

     Leann Schneider, 42, has been President and Chief Executive Officer of the Las Vegas Showboat since January 1996; Chief Financial Officer and Treasurer of Showboat Development Company since May 1993; and Treasurer of Showboat Indiana, Inc. since September 1993. From March 1995 to January 1996, she served as Treasurer of the Company. From May 1990 until January 1996, she served as Vice President-Finance and Chief Financial Officer of the Company and Showboat Operating Company. She serves at the pleasure of the respective boards of directors.

     J. Keith Wallace, age 54, has been the President and Chief Executive Officer of Showboat Marina Casino Partnership and
Showboat  Indiana,  Inc.  since January  1996;  and  Director  of
Showboat Marina Finance Corporation since March 1996. From February 1995 to January 1996, Mr. Wallace was the President and Chief Executive Officer of Showboat Operating Company. From May 1993 to February 1995, he was the President and Chief Executive Officer of Lake Pontchartrain Showboat, Inc. and Showboat Louisiana, Inc. From June 1993 to February 1995, Mr. Wallace served as Executive Vice President and Chief Operating Officer of Showboat Louisiana, Inc. and Lake Pontchartrain Showboat, Inc., respectively. From August 1990 to April 1993, Mr. Wallace was the Vice President and General Manager of Showboat Operating Company. He serves at the pleasure of the respective boards of directors.

     Mark A. Clayton, 30, has been Vice President and General Counsel of the Company and Assistant Secretary of the Company and its subsidiaries since July 1995. Mr. Clayton served as Chief of Corporate Securities Division of the Nevada State Gaming Control Board from October 1993 to June 1995; and as Deputy Chief from May 1993 to October 1993. From October 1990 to April 1993, Mr. Clayton was an associate of the law firm of Vargas & Bartlett, the previous general counsel to the Company. He serves at the pleasure of the respective boards of directors.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock. Directors, executive officers and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements were complied with, except that one report of ownership for one transaction, reporting a sale of 1,500 shares, was inadvertently filed late by Paul S. Harris.

INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

     The entire Board of Directors met eleven times during the year ended December 31, 1995 and each incumbent director attended at least 75% of the board meetings held and committee meetings held for committees of which each was a member, with the exception of Mr. Gaughan who attended eight of the eleven board meetings. Mr. Houssels, Mr. Houssels, III and Mr. Nasky are the only directors who are employees of the Company.

     The NOMINATING COMMITTEE did not meet during the twelve months ended December 31, 1995. The Nominating Committee's responsibilities include: making recommendations regarding the size and composition of the Board of Directors; interviewing potential nominees to the Board of Directors; recommending to the Board of Directors qualified nominees to fill Board of Directors vacancies; developing procedures to identify potential nominees to the Board of Directors; and developing criteria for Board of Directors membership. During 1995, the Nominating Committee consisted of Mrs. Stewart and Mr. Zettler.

     The Nominating Committee will consider nominees to the Board of Directors submitted in writing by shareholders to the Secretary of the Company at least seventy-five days prior to the initiation of solicitation of the shareholders for the election of directors in the event of an election other than at an annual meeting; and seventy-five days before the corresponding date that had been the record date for the previous year's annual meeting or seventy-five days before the date of the next annual meeting of shareholders announced in the previous year's proxy materials in the event of an election at an annual meeting. Such shareholder's written notice to the Secretary shall set forth:
(a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address, and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company beneficially owned by the person, (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations have to be made by the shareholder, (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act, and (vi) the consent of such nominee to serve as a director; and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder, and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the shareholder.

     The COMPENSATION COMMITTEE met nine times during the twelve months ended December 31, 1995. Responsibilities include reviewing the performance of the Company's officers and recommending to the Board of Directors remuneration arrangements and compensation plans involving the Company's directors, executive officers, and key employees, including, but not limited to, the incentive bonus plans for the Company's Las Vegas and Atlantic City operations. The Compensation Committee also serves as the administrators of the 1989 Executive Long Term Incentive Plan and the 1994 Executive Long Term Incentive Plan (collectively, the "Incentive Plans"). Pursuant to the Incentive Plans, the Compensation Committee makes recommendations to the Board of Directors respecting the grant of options or awards of restricted stock and construes and interprets the Incentive Plans. During 1995, the Compensation Committee consisted of two individuals: Mr. Zettler served as Chairman; and Mr. Richardson served as a member.

     The AUDIT COMMITTEE met eight times during the twelve months ended December 31, 1995. The Audit Committee's responsibilities and functions include: review of reports of independent public accountants to the Company; review of the Company's financial practices, internal controls and policies with officers and key personnel; review of such matters with the Company's independent public accountants to determine the scope of compliance and any deficiencies; select and recommend to the Board of Directors a firm of independent public accountants to audit annually the books and records of the Company; review and discuss the scope of such audit; report periodically on such matters to the Board of Directors; and perform such other functions as the Board of Directors from time to time shall delegate to said committee. During 1995, the Audit Committee consisted of three individuals:
Mr. Gaughan served as a member; Mr. Zettler served as Chairman; and Mrs. Sparks served as a member.

                     EXECUTIVE COMPENSATION

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE PERFORMANCE GRAPH ON PAGE 13 SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     OVERVIEW. The Compensation Committee of the Board of Directors ("Compensation Committee") reviews the performance of the Company's officers and recommends to the Board of Directors the executive compensation programs. The Compensation Committee presently consists of Mr. Richardson and Mr. Zettler.

     The compensation philosophy of the Company is based on two central objectives:

         -  To   provide   competitive   executive   compensation
            opportunities   to   attract,  motivate  and   retain
            qualified and motivated executive officers; and

         - To align the Company's financial results and the compensation paid to the Company's executive officers with the enhancement of shareholder value.

     The Company's compensation policy is structured so that each executive officer is rewarded for achieving his or her operating objectives identified in a business plan, which objectives include, among other things, operating profit performance and improvements in industry ratings.

     COMPENSATION PROGRAMS. The Company's compensation programs consist of a base salary, an annual incentive bonus, and an award of restricted stock and/or stock options. The base salary is targeted to fairly recognize each executive officer's unique value and historical contributions to the success of the Company in light of the industry median salary for the equivalent position in the relevant market. The annual incentive bonus is based on actual performance compared to pre-established quantitative and qualitative performance objectives which may include Company, operating subsidiary, and individual components. The Company and operating subsidiary performance is generally measured against the annual budgeted operating profits set forth at the beginning of the year for the Company and/or the particular operating subsidiary applicable to an individual. Individual goals are also set at the beginning of the year for each executive officer, and are determined through a series of meetings with the Company's Compensation Committee and outside compensation consultants. At the end of each quarter, an evaluation of performance compared to all relevant objectives is conducted in order to determine the incentive award amount earned. In no event may an executive officer receive an annual incentive award if pre-established threshold levels of performance are not achieved. The Company's long-term incentive compensation consists of awards of restricted stock and stock options. Awards of restricted stock, which are forfeited if the executive officer fails to be continuously employed by the
Company or one of its subsidiaries, provide an incentive to the executive officer to remain in the employ of the Company. Awards of stock options become exercisable over time and only have value if the Company's Common Stock increases in value. The Company's key executives also participate in a non-qualified supplemental executive retirement plan which is designed to provide a supplemental level of retirement income, taking into account all other sources of income from the Company.

     The Compensation Committee believes that it is important to compensate executive officers on the basis of individual and Company financial performance, including the enhancement of shareholder value. To this end, the Compensation Committee actively uses the incentive-based compensation programs, namely, annual incentive bonuses and awards of restricted stock and/or stock options. For 1995, the bonus compensation represented the incentive-based compensation.

     CHIEF EXECUTIVE OFFICER. The base salary of J. Kell Houssels, III, the Company's President and Chief Executive Officer, is targeted to fairly recognize his leadership skills and management responsibilities in light of the median level for chief executive officers of similar gaming companies. Mr. Houssels, III's salary was increased from $291,808 to $327,640 for the 1995 fiscal year based upon a review of compensation of similarly sized gaming companies. Mr. Houssels, III's 1995 annual incentive award was based on pre-established management objectives which included both financial and non-financial objectives. Mr. Houssels, III's financial objectives included a corporate net income objective and a stock performance measure objective. Mr. Houssels, III's non-financial objectives included: (i) continual improvement of customer experience and employee satisfaction at all Showboat properties; (ii) identifying development projects and negotiating and signing of definitive documents relating to such development projects all within specified budget criteria; (iii) opening development projects on time and within budget, including the successful opening of the interim Sydney Harbour Casino in Sydney, Australia; and (iv) providing value to the corporate organization and creating systems for the development and training of executives. Additionally, Mr. Houssels, III is included in the supplemental executive retirement plan.

February 23, 1996             COMPENSATION COMMITTEE

                              William C. Richardson
                              George A. Zettler, Chairman

     The  following  tables  set  forth  compensation received by
J. Kell Houssels, III, the Company's President and Chief Executive Officer, and the four other highest paid executive officers of the Company during the last fiscal year, for each year of the three-year period ended December 31, 1995 for services rendered in all capacities to the Company and its subsidiaries:


SUMMARY COMPENSATION TABLE

                                           Annual Compensation     Other Annual
                                          ______________________   Compensation
Name and Principal Position       Year    Salary ($)   Bonus ($)       ($)
_________________________________________________________________________________
J. Kell Houssels, III             1995     327,640    239,891           -0-
 President and Chief Executive    1994     291,808    235,494           -0-
 Officer                          1993     275,000    172,585           -0-

H. Gregory Nasky                  1995     325,000    174,875           -0-
 Executive Vice President         1994     325,000    191,178       109,142<F8>
                                  1993       -0-        -0-             -0-

Herbert R. Wolfe                  1995     244,536    224,712           -0-
 President and Chief Executive    1994     215,749     94,877           -0-
 Officer of Atlantic City         1993     192,020     80,737           -0-
 Showboat, Inc.

Mark J. Miller                    1995     239,155    177,580           -0-
 Executive Vice President -       1994     217,146    180,284           -0-
 Operations                       1993     165,499     82,192           -0-

R. Craig Bird                     1995     229,169    178,661           -0-
 Executive Vice President -       1994     207,246    167,213           -0-
 Finance and Administration       1993     171,096     79,788           -0-
 and Chief Financial Officer



SUMMARY COMPENSATION TABLE (continued)
                                                      Long-Term Compensation
                                      ______________________________________________________
                                                   Awards                       Payouts    1
                                      __________________________________       _____________
                                      Restricted              Securities          Long-Term      All Other
                                        Stock                 Underlying          Incentive    Compensation
Name and Principal Position     Year  Awards ($)<F2>    Options/SARs(#)<F3>     Payouts($)         ($)
___________________________________________________________________________________________________________
J. Kell Houssels, III           1995       -0-                    -0-             30,000<F4>      20,860<F7>
 President and Chief Executive  1994     167,500                40,000           109,600<F5>      25,290
 Officer                        1993       -0-                    -0-            110,400<F6>      19,513

H. Gregory Nasky                1995       -0-                    -0-             22,500<F9>9     24,575<F10>
 Executive Vice President       1994     125,625                 30,000            -0-            13,640
                                1993       -0-                    -0-              -0-            27,900

Herbert R. Wolfe                1995       -0-                    -0-             22,500<F9>      16,077<F13>
 President and Chief Executive  1994     125,625                 30,000           68,500<F11>      7,151
 Officer of Atlantic City       1993       -0-                    -0-             69,000<F12>      8,090
 Showboat, Inc.

Mark J. Miller                  1995       -0-                    -0-             22,500<F9>      11,981<F16>
 Executive Vice President -     1994     125,625                 30,000           34,250<F14>     14,982
 Operations                     1993       -0-                    -0-             34,500<F15>     19,110

R. Craig Bird                   1995       -0-                    -0-             22,500<F9>      11,374<F17>
 Executive Vice President -     1994     125,625                 30,000           34,250<F14>     12,147
 Finance and Administration     1993       -0-                    -0-             34,500<F15>     17,814
 and Chief Financial Officer

<F1> Amounts  represented in  this column  were received  by  the named individuals under either the Company's 1989 Executive Long Term Incentive Plan ("1989 Plan") or the Company's 1994 Executive Long Term Incentive Plan ("1994 Plan"). The restricted shares granted under the 1989 Plan vested over a five-year period, with the last of the restricted shares of Common Stock vesting in March 1994. The restricted shares granted under the 1994 Plan vest over a five-year period, with the last of the restricted shares of Common Stock vesting in March 1999; provided, however, that vesting on all such restricted shares will accelerate to the date of any change in control of the Company.
<F2> Amounts represented in  this  column  equal  the  number  of restricted shares of Common Stock granted to the named individuals under the 1994 Plan, multiplied by the closing bid price of the Company's Common Stock on the New York Stock Exchange on the date of grant, or $16.750 per share. The number and dollar value of unvested restricted shares held on December 31, 1995, based on the closing bid price of the Company's Common Stock of $26.375 per share on December 29, 1995, the last trading day in 1995, was: J. Kell Houssels, III - 8,000 shares ($211,000); Herbert R. Wolfe - 6,000 shares ($158,250);
H. Gregory Nasky - 6,000 shares ($158,250); Mark A. Miller - 6,000 shares ($158,250) and R. Craig Bird - 6,000 ($158,250).
This valuation does not take into account the diminution in value attributable to the restrictions applicable to the restricted shares. Dividends are paid on all restricted shares at the same rate as on unrestricted shares.
<F3> Amounts  represented  in  this  column  equal  the number of shares of Common Stock underlying the stock options granted to the named individuals under the 1994 Plan.
<F4> This amount represents the vesting of 2,000 shares under the
1994 Plan.
<F5> This amount represents the vesting of 6,400 shares under the
1989 Plan.
<F6> This amount represents the vesting of 4,800 shares under the
1989 Plan.
<F7> Of this  amount,  $5,544  represents  excess  coverage  life insurance and medical reimbursement costs and $15,316 represents the Company's contribution to Mr. Houssels, III's 401(k) and Restoration Plan account.
<F8> This amount represents the purchase of 77,000 shares  of the capital stock of Sydney Harbour Casino, including a gross up for taxes incurred, paid to Mr. Nasky as a one-time overseas premium for his work in Sydney, Australia.
<F9> This amount represents the vesting of 1,500 shares under the
1994 Plan.
<F10> Of this  amount,  $9,225  represents  excess  coverage life insurance and medical reimbursement costs and $15,359 represents the Company's contribution to Mr. Nasky's 401(k) and Restoration Plan account.
<F11> This  amount  represents the  vesting of 4,000 shares under the 1989 Plan.
<F12> This  amount  represents the  vesting of 3,000 shares under the 1989 Plan.
<F13> Of this amount,  $7,312  represents  excess  coverage  life insurance and medical reimbursement costs and $8,765 represents the Company's contribution to Mr. Wolfe's 401(k) and Restoration Plan account.
<F14> This  amount  represents the  vesting of 2,000 shares under the 1989 Plan.
<F15> This  amount  represents the  vesting of 1,500 shares under the 1989 Plan.
<F16> Of this amount,  $3,862  represents  excess  coverage  life insurance and medical reimbursement costs and $8,119 represents the Company's contributions to Mr. Miller's 401(k) and Restoration Plan account.
<F17> Of this  amount,  $6,874  represents  excess  coverage life insurance and medical reimbursement costs and $4,500 represents the Company's contribution to Mr. Bird's 401(k) and Restoration Plan account.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION/SAR VALUES

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED
                                                     OPTIONS/SARS AT
                                                   DECEMBER 31, 1995(#)
                                                 _________________________
                      SHARES ACQUIRED  VALUE
NAME                  ON EXERCISE (#)  REALIZED  EXERCISABLE UNEXERCISABLE
__________________________________________________________________________
J. Kell  Houssels,III      -0-            -0-      40,000      32,000
H. Gregory Nasky           -0-            -0-      15,000      24,000
Herbert R. Wolfe          20,000         381,350    6,000      24,000
Mark J. Miller             -0-            -0-      16,000      24,000
R. Craig Bird              -0-            -0-      16,000      24,000
__________________________________________________________________________

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION/SAR VALUES (CONTINUED)

                             VALUE OF UNEXERCISED IN-THE-MONEY
                                      OPTIONS/SARS AT
                                 DECEMBER 31, 1995 ($)
                             ___________________________________
NAME                         EXERCISABLE<F1>   UNEXERCISABLE<F1>
_________________________________________________________________
J. Kell Houssels, III            649,000            196,000
H. Gregory Nasky                 127,245            147,000
Herbert R. Wolfe                  48,250            193,000
Mark J. Miller                   224,250            147,000
R. Craig Bird                    224,250            147,000
________________________________________________________________

<F1> Based on the closing bid price of the Company's Common Stock of $26.375 per share on December 29, 1995, the last trading day in 1995, minus the exercise price of "in-the-money" options.

PENSION PLAN TABLE

     The Company maintains the Supplemental Executive Retirement Plan (the "SERP"), a nonqualified plan for highly compensated employees whose retirement benefits are restricted by limitations of the Internal Revenue Code of 1986, as amended (the "Code") concerning qualified plans such as the 401(k) Plan. In general, a participant will receive a retirement benefit under the SERP equal to a percentage of his final average pay times such participant's years of service up to 15 years, less any benefits payable to such participant under the federal Social Security Act, the 401(k) Plan, or under any stock plan of the Company, with final average compensation being the average of such participant's annual compensation (base salary plus bonus) for his last three consecutive years of service. A participant becomes vested in his benefits under the SERP upon the participant's 65th birthday or upon the participant's completion of 10 years of service if the participant is at least 55 years of age.

     The following table shows, as of December 31, 1995, the approximate annual retirement benefits under the SERP to eligible employees in specified compensation and years of service categories, assuming retirement occurs at age 65 and that benefits are payable only during the employee's lifetime. The estimated retirement benefits provided in the table have not been reduced by the amount of benefits payable to an individual participant under the federal Social Security Act, the 401(k) Plan, or any stock plan of the Company.


 3-YEARS FINAL
    AVERAGE           ESTIMATED ANNUAL BENEFIT ($)
  COMPENSATION         YEARS OF SERVICE AT AGE 65
_______________  ____________________________________________________
                   10       15       20       25       30       35
                 _______  _______  _______  _______  _______  _______
125,000           41,667   62,500   62,500   62,500   62,500   62,500
150,000           50,000   75,000   75,000   75,000   75,000   75,000
175,000           58,333   87,500   87,500   87,500   87,500   87,500
200,000           66,667  100,000  100,000  100,000  100,000  100,000
225,000           75,000  112,500  112,500  112,500  112,500  112,500
250,000           83,333  125,000  125,000  125,000  125,000  125,000
300,000          100,000  150,000  150,000  150,000  150,000  150,000
400,000          133,333  200,000  200,000  200,000  200,000  200,000
450,000          150,000  225,000  225,000  225,000  225,000  225,000
500,000          166,667  250,000  250,000  250,000  250,000  250,000


     The years of service for certain employees as of December 31, 1995, are as follows: Mr. Houssels III, 10 years; Mr. Nasky, 2 years; Mr. Wolfe, 7 years; Mr. Miller, 10 years; and Mr. Bird, 10 years. No benefits have vested under the SERP with respect to any of the five named executive officers.

EMPLOYMENT AGREEMENTS

     The Company has Employment Agreements (the "Agreements") with each of the five named executive officers and with eight additional executive officers and other key employees (collectively "employees" and individually "employee"). The Agreements are renewed, unless terminated, on an annual basis. The Agreements provide for severance benefits if the employee is terminated by the Company (other than for cause or by reason of the employee's retirement, death or disability) or by the employee for Good Reason (as defined in the Agreements) within 24 months after a Change in Control (as defined in the Agreements) or within 12 months after a Change in Control in the case of Mr. Houssels, III. Each Agreement provides that, in the event of a Potential

Change in Control (as defined in the Agreements),  the   employee
shall not voluntarily resign as an employee, subject to certain conditions, for at least six months after the occurrence of such Potential Change in Control.

     The Agreements provide for: (i) a lump-sum payment equal to 200% of the employee's annual salary if his employment was terminated by the Company or 100% of the employee's annual salary if his employment was terminated by the employee for Good Reason (or, in the case of Mr. Houssels, III, 300% of his annual salary), plus 200% of the average bonuses awarded to the employee for the three fiscal years preceding the employee's termination if the employee's employment was terminated by the Company or 100% of the average bonuses awarded to employee for the three fiscal years preceding employee's termination if the employee's employment was terminated by the employee for Good Reason (or, in the case of Mr. Houssels, III, 300% of his average bonus for the three fiscal years preceding his termination) and (ii) the reimbursement of legal fees and expenses incurred by the employee in seeking to enforce employee's rights under the Agreement. In addition, in the event that payments to the employee pursuant to employee's Agreement would subject such employee to a tax imposed by the Code, the employee may reduce his severance benefits to an amount below the amount which would require the employee to pay such tax. Certain provisions of the Agreement could have the effect of delaying or preventing a Change in Control of the Company. Based on compensation levels as of December 31, 1995, assuming a Change in Control of the Company, each of Messrs. Houssels, III, Nasky, Wolfe, Miller and Bird would be entitled to receive a maximum lump-sum payment of $1,630,890, $1,016,053,
$775,956,   $771,681  and  $742,113,  respectively,   under   the
Agreements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's executive compensation is determined by the Board of Directors upon the recommendation of the Compensation Committee. No current member of the Compensation Committee in 1995 was an officer of the Company. Throughout 1995, the
Compensation   Committee  consisted   of   Mr.   Richardson   and
Mr. Zettler.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock for the last five years with the cumulative total return on the Standard & Poors 500 Composite Stock Index and an Industry Peer Group Index.1 The graph assumes that $100 is invested at December 31, 1990 in each of the Company's Common Stock, the S&P 500 Index and the Industry Peer Group Index. The total return assumes the reinvestment of dividends.

                    TOTAL SHAREHOLDER RETURNS

                   [PERFORMANCE GRAPH OMITTED]


COMPANY/INDEX NAME           1991   1992    1993   1994    1995
_________________________________________________________________
Showboat, Inc.              221.19  429.97  412.77 373.60  683.05
S&P 500 Index               130.47  140.41  154.56 156.60  215.45
Industry Peer Group Index   120.62  180.85  194.72 191.28  251.67
_________________________________________________________________

  1 The Industry Peer Group Index includes the following companies: Alliance Gaming Corp., American Gaming & Entertainment Ltd., Aztar Corp., Bally Entertainment Corp., Caesar's World, Inc., Cedar Fair L.P., Circus Circus Enterprises, Inc., Disney (Walt) Company, Elsinore Corp., Grand Casinos Inc., Great American Recreation, Inc., Griffin Gaming & Entertainment (f/k/a Resorts International, Inc.), Jackpot Enterprises, Inc., Jillians Entertainment Corp., MGM Grand, Inc., Mirage Resorts, Inc., Pratt Hotel Corp., Rio Hotel & Casino, Inc., S-K-I Ltd., Sahara Gaming Corporation, Sands Regent and Showboat, Inc. These companies have the Standard Industrial Code 7990 - Miscellaneous Amusement & Recreation Services.

             COMPENSATION OF NON-EMPLOYEE DIRECTORS

REMUNERATION OF NON-EMPLOYEE DIRECTORS

     For 1995, each non-employee director received a retainer of $3,000 per quarter plus attendance fees of $2,000 per meeting attended. Such fees are paid by the Company and Ocean Showboat, Inc., as applicable. In addition, non-employee members of each committee are paid $850 for each committee meeting attended. Only non-employee directors receive the retainer or attendance fees. Reasonable out-of-pocket expenses incurred in attending scheduled meetings are reimbursed as to all directors.

1989 DIRECTORS' STOCK OPTION PLAN

     The Company maintains a director stock option plan entitled the 1989 Directors' Stock Option Plan ("Option Plan"). The Option Plan is designed to encourage non-employee directors to take a long-term view of the affairs of the Company; to attract and retain new superior non-employee directors; and to aid in compensating non-employee directors for their services to the Company. The Company's non-employee directors are William C. Richardson, John D. Gaughan, Jeanne S. Stewart, Frank A. Modica, George A. Zettler and Carolyn M. Sparks.

     Stock options granted under the Option Plan are intended to be designated non-qualified options or options not qualified as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. Subject to adjustment by reason of stock dividend or split or other similar capital adjustments, an aggregate of 120,000 shares of Common Stock are reserved for issuance under the Option Plan.

     The administration of the Option Plan is carried out by a committee ("Committee") consisting of not less than two non-employee directors of the Company selected by and serving at the pleasure of the Company's Board of Directors. The Committee, unless permitted by holders of the majority of outstanding Common Stock, shall not have any discretion to determine or vary any matters which are fixed under the terms of the Option Plan. Fixed matters include, but are not limited to, which non-employee directors shall receive awards, the number of shares of the Common Stock subject to each option award, the exercise price of any option, and the means of acceptable payment for the exercise of the option. The Committee shall have the authority to otherwise interpret the Option Plan and make all determinations necessary or advisable for its administration. All decisions of the Committee are subject to approval of the Company's Board of Directors. Current members of the Committee are Mr. Richardson and Mr. Zettler.

     Under the terms of the Option Plan, each option shall be exercisable in full one year after the date of grant. Unless special circumstances exist, each option shall expire on the later of the tenth anniversary of the date of its grant or two years after the non-employee director retires. Each non-employee director initially receives a one-time option to purchase 5,000 shares of Common Stock following his or her election to the Board of Directors. Thereafter, each non-employee director receives a grant to purchase 1,000 shares of Common Stock each year, for five years following his or her election to the Board of Directors.

     The option exercise price is the greater of $7.625 or the fair market value, as defined under the Option Plan, of the Common Stock on the date such options are granted. The per share exercise price of options granted during 1995 pursuant to the Option Plan was $17.00.

     The Board of Directors has recommended certain amendments to the Option Plan. If approved by the shareholders of the Company, the number of shares issuable upon exercise of options granted to non-employee directors will increase. See "Approval of Amendments to 1989 Directors' Stock Option Plan" below.

     As of December 31, 1995, options representing 72,000 shares of Common Stock have been granted to the current six non-employee directors and two former non-employee directors and a director who has since become an employee. Of the outstanding options, options representing 71,000 shares of Common Stock are currently exercisable. The balance may not be exercised until May 31, 1996. As of December 31, 1995, 11,000 options granted pursuant to the Option Plan had been exercised.

                    APPROVAL OF AMENDMENTS TO
                1989 DIRECTORS' STOCK OPTION PLAN

DESCRIPTION OF THE AMENDMENTS

     Under the Option Plan, each non-employee director received an initial option to purchase 5,000 shares of Common Stock upon the shareholders' approval of the Option Plan or upon his or her election to the Board of Directors, as applicable, and, for the next five years, an annual option to purchase 1,000 shares of Common Stock. On January 30, 1996, the Board of Directors recommended the following amendments to the Option Plan (collectively, the "Amendments") for shareholder approval, which Amendments require the approval of the holders of a majority of the outstanding shares of Common Stock. If the Amendments are approved, the Option Plan will be amended to provide that:


     1. all employee directors who become non-employee directors upon retirement as an employee will receive the initial option to purchase 5,000 shares of Common Stock at the next special or annual shareholders' meeting, even if the non-employee director is not then a candidate for re-election to the Board of Directors;

     2. all non-employee directors will receive an annual option to purchase 1,000 shares of Common Stock until the shares reserved for the Option Plan are exhausted or until the Option Plan otherwise expires, thereby extending the period of eligibility to receive stock options under the Option Plan beyond five years after the non-employee director's year of election to the Board of Directors;

     3. all employee directors who became non-employee directors in 1995, but who did not receive an option under the Option Plan in 1995, will receive the initial option to purchase 5,000 shares of Common Stock immediately following the close of the 1996 Annual Meeting of Shareholders; and

     4. all directors who served as non-employee directors in 1995, but who did not receive an annual option grant in 1995 due to the limitation which only permitted grants of options for five years, will receive an additional annual option to purchase 1,000 shares of Common Stock immediately following the close of the 1996 Annual Meeting of Shareholders.

EFFECT OF THE AMENDMENTS

     The Amendments do not increase the number of shares of Common Stock reserved for issuance under the Option Plan. Only 120,000 shares of Common Stock are reserved for issuance under the Option Plan. The Amendments: (i) will permit non-employee directors to receive an annual option to purchase 1,000 shares of Common Stock until the number of shares of Common Stock reserved for issuance pursuant to the Option Plan is exhausted or the Option Plan otherwise expires; (ii) provide that for those non-employee directors who did not receive an annual option in 1995 due to the five year limitation under the Option Plan, such non-employee directors will receive an additional annual option to purchase 1,000 shares of Common Stock; and (iii) provide that former employee directors who become non-employee directors will participate in the Option Plan commencing at the next special or annual meeting of shareholders following their termination of employment rather than upon their re-election to the Board of Directors.

     Assuming the composition of the Board of Directors does not change and giving effect to the Amendments, a total of 105,000 shares of Common Stock of the 120,000 shares of Common Stock reserved for issuance under the Option Plan will be granted to non-employee directors pursuant to the Option Plan. If the Amendments are not approved by the shareholders and assuming that the composition of the Board of Directors does not change, only 73,000 shares of Common Stock will be the subject of options under the Option Plan. Therefore, the Amendments will only increase the number of shares of Common Stock issued under the Option Plan by a total of 32,000 shares of Common Stock should the Amendments be approved by the Company's shareholders at the Annual Meeting and assuming that the composition of the Board of Directors does not change. The Option Plan is still scheduled to terminate on August 21, 1999, and cannot be extended without approval by the holders of a majority of the outstanding shares of Common Stock.

     At present, six of the nine directors are non-employee directors and are eligible to benefit from the Amendments. Four of the non-employee directors, Mr. Richardson, Mr. Gaughan, Mrs. Stewart and Mr. Zettler, each received their fifth and final annual option in 1994 and were no longer eligible to receive options under the Option Plan. Mrs. Sparks' right to receive the annual option to purchase 1,000 shares expires after the 1996 distribution. Because Mr. Modica was a former employee director of the Company, he was not eligible to receive any non-employee director benefits under the Option Plan (i.e., the initial 5,000 share option or the annual 1,000 share option) when he retired as an officer of the Company in 1995. The table below summarizes the increased benefits to the non-employee directors under the Amendments to the Option Plan in the 1996 calendar year only.


                    OPTION PLAN BENEFITS IN 1996

                            Shares Underlying Options Granted
                            _________________________________  Increase in Shares Issuable
                             Without               With              Upon Exercise of
Non-employee director        Amendments          Amendments      Options Due to Amendments
___________________________________________________________________________________________
William C. Richardson        -0-                  2,000                    2,000
John D. Gaughan              -0-                  2,000                    2,000
Jeanne S. Stewart            -0-                  2,000                    2,000
Frank A. Modica              -0-                  6,000<F1>                6,000
George A. Zettler            -0-                  2,000                    2,000
Carolyn M. Sparks            1,000                1,000                     -0-
                             _____                _____                    _____
            Total            1,000               15,000                   14,000

<F1> Includes the  initial grant of an option  to  purchase  5,000 shares of Common Stock as a non-employee director, and one annual option to purchase 1,000 shares of Common Stock for service as a non-employee director.

     Assuming that there are no changes in the Board of Directors, the number of shares of Common Stock issuable upon exercise of options granted under the Option Plan will increase by 1,000 shares per non-employee director, or 6,000 shares per year, for 1997 through 1999.

     The purpose for allowing continuous annual option grants under the Amendments is to attract, retain and reward non-employee directors. The directors believe that non-employee directors should have a meaningful investment in the Company because, as shareholders themselves, non-employee directors are more likely to represent the viewpoint of other shareholders whose interests they are charged with protecting. Similarly, the directors believe that the continuous annual grant of options cause non-employee directors to take a long-term view of the Company's affairs.

     Because the option exercise price is 100% of the fair market value of the Common Stock on the date of grant, the non-employee directors will not realize any benefit unless the market price of Common Stock increases. If the non-employee directors exercise the options at some time in the future, the holders of Common Stock will realize a small amount of dilution. With 15,826,436 shares of Common Stock outstanding on April 1, 1996, however, the directors believe that the benefits of an increased allotment of options to non-employee directors exceed any dilutive effects.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE  IN  FAVOR  OF  THE
AMENDMENTS TO THE 1989 DIRECTORS' STOCK OPTION PLAN.

   RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The principal accountant nominated by the Audit Committee and selected by the Board of Directors for the current year is KPMG Peat Marwick. KPMG Peat Marwick and its predecessors have audited the Company's books since 1972. The Board directed that its selection of KPMG Peat Marwick be submitted to the shareholders for their approval. A representative of KPMG Peat Marwick is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement, if the representative deems it appropriate. The Board of Directors recommends a vote in favor of the ratification of KPMG Peat Marwick to be the Company's independent public accountant, to examine and report on the Company's financial statements for the year ending December 31, 1996.

     THE  BOARD OF DIRECTORS  RECOMMENDS  A  VOTE  IN  FAVOR   OF
RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company entered into a five-year lease agreement with Exber, Inc. commencing on February 15, 1994, for land nearby the Las Vegas Showboat. Exber, Inc., a Nevada corporation controlled by John D. Gaughan, a Director of the Company, has rights to the land pursuant to a sublease agreement dated November 5, 1966. The Company pays monthly rent of $13,096 and has an option to purchase the land and all of Exber, Inc.'s rights thereto for the purchase price of $1,400,000.

     The Company' subsidiary, Atlantic City Showboat, Inc., leases space at the Atlantic City Showboat to R. Craig Bird, Executive Vice President-Finance and Administration and Chief Financial Officer of the Company, for the operation of a gift shop and certain vending machines. During 1995, Mr. Bird paid rent and vending commissions to Atlantic City Showboat, Inc. in the amount of $100,000 and $41,736, respectively.

     The spouse of Carolyn M. Sparks, a Director of the Company, is a co-owner of International Insurance Services, Ltd. The Company has retained International Insurance Services, Ltd. as a third-party claims administrator for the Company's Nevada subsidiaries. During 1995, the Company paid International Insurance Services, Ltd. $59,107 for services rendered to the Company.

     At all times during 1995, H. Gregory Nasky was a Director and Executive Vice President of the Company and the Secretary of the Company and its subsidiaries. Additionally, Mr. Nasky was of counsel to the law firm of Kummer Kaempfer Bonner & Renshaw, outside legal counsel to the Company. During 1995, the law firm of Kummer Kaempfer Bonner & Renshaw was paid $69,004 by the Company's Nevada gaming subsidiary, $10,112 by the Company's New Jersey subsidiaries, $89,123 by the Company's Australia subsidiary, $72,813 by the Company's Louisiana subsidiaries, $646,181 by the Company in connection with its expansion opportunities and $244,341 by the Company for other parent company matters.

                        VOTING PROCEDURES

     A majority of a quorum of shareholders present in person or represented by proxy voting "For" the election of the nominees to the Board of Directors; and voting "For" the ratification of the selection of independent public accountants is sufficient to approve the matters being voted on at the meeting. A quorum of shareholders exists when 50% of the Company's issued and outstanding Common Stock is present and represented at the meeting. The Amendments to the Option Plan must be approved by the holders of a majority of the outstanding shares of Common Stock. Abstentions are treated as votes "Against" the election of the nominees or the selection of the independent public accountants. Neither the Company's Articles of Incorporation, Bylaws nor Nevada corporate statutes address the treatment and effect of abstentions and broker non-votes. The rules of the New York Stock Exchange provide, in certain situations, brokerage firms and member organizations the discretion to vote the shares held of record by them if the beneficial owner does not provide voting instructions for the shares within the requisite time period.

     The Company will appoint an Independent Inspector of Elections to tabulate the votes at the 1996 Annual Meeting of Shareholders. The Inspector of Elections shall then prepare a report indicating: (a) the number of "For" votes and "Against" votes for each nominee to the Board of Directors; (b) the number of "For" votes, "Against" votes and "Abstain" votes for approval of the Amendments to the Option Plan; and (c) the number of "For" votes, "Against" votes and "Abstain" votes for the ratification of the selection of the Company's independent public accountants.

               1997 ANNUAL MEETING OF SHAREHOLDERS

     According to the Company's Restated Bylaws, the next annual meeting of shareholders is expected to be held on or about April 22, 1997. Shareholders desiring to present proper proposals at that meeting and to have their proposals included in the Company's proxy statement and form of proxy for that meeting must submit the proposal to the Company, and it must be received by the Company at its executive offices at 2800 Fremont Street, Las Vegas, Nevada 89104 no later than December 17, 1996. The proposal must comply with Securities and Exchange Commission Regulation 14a-8.

               EXPENSES OF SOLICITATION OF PROXIES

     The expenses of making the solicitation of proxies for the 1996 Annual Meeting of Shareholders will consist of the costs of preparing, printing and mailing the proxies and proxy statements and the charges and expenses of brokerage houses, custodians, nominees or fiduciaries for forwarding documents to security owners. These are the only contemplated expenses of solicitation and will be paid by the Company.

                         OTHER BUSINESS

     The Board of Directors does not know of any other business which will be presented for action by the shareholders at this annual meeting. However, if any business other than that set forth in the Notice of Annual Meeting of Shareholders should be presented at the meeting, the proxy committee named in the enclosed proxy intends to take such action as will be in harmony with the policies of the Board of Directors of the Company, and in that connection will use their discretion and vote all proxies in accordance with their judgment.

     The proxy materials and annual report are being mailed to shareholders of the Company who were shareholders at the close of business on April 1, 1996. Shareholders who cannot be present at the 1996 Annual Meeting of Shareholders are requested to fill out, date, sign and promptly return the accompanying form of proxy card in the enclosed postage prepaid envelope.


                              By order of the Board of Directors,

                              /s/ H. Gregory Nasky

                              H. GREGORY NASKY,
                              Secretary
DATED:  April 19, 1996

                         SHOWBOAT, INC.

     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 30, 1996
               SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned shareholder of Showboat, Inc. ("Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the 1995 Annual Report of the Company in connection with the annual meeting of shareholders of the Company to be held at the Mississippi Pavilion, Showboat Casino Hotel, 801 Boardwalk, Atlantic City, New Jersey, 08401, on Thursday, May 30, 1996, at 10:00 a.m., local time, and hereby appoints William C. Richardson, John D. Gaughan, and Jeanne S.
Stewart, and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said annual meeting and at any adjournment thereof. The proxies are instructed to vote as follows:

                 (TO BE SIGNED ON REVERSE SIDE)

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE


1.   Election of      FOR  WITHHELD   Nominees: George A. Zettler
     Directors.       [ ]    [ ]                Carolyn M. Sparks

     For, except vote withheld from the following nominee(s):

     ___________________________________________________________

2.   Approval of Amendments to the         FOR  AGAINST  ABSTAIN
     1989 Director's Stock Option Plan.    [ ]    [ ]      [ ]

3.   Approval of KMPG Peat Marwick         FOR  AGAINST  ABSTAIN
     as Independent Public Accountants.    [ ]    [ ]      [ ]

4.   In their discretion, upon such other
     business as may properly come before
     the annual meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. (If no direction is made, this proxy will be voted For Proposals 1, 2, and 3, and in the discretion of the proxies on such other business that may properly come before the meeting).

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING
THE ENCLOSED ENVELOPE.


SIGNATURE(S)__________________________  DATE:___________________

NOTE: Please sign exactly as name appears herein. Joint owners should each sign. If shares are held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.